SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                     -------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 11, 2004


                                 Alkermes, Inc.
             (Exact Name of Registrant as Specified in its Charter)

         PENNSYLVANIA                     1-14131                   23-2472830
(State or Other Jurisdiction of         (Commission            (I.R.S. Employer
        Incorporation)                  File Number)        Identification No.)


                          88 Sidney Street
                      Cambridge, Massachusetts                         02139
              (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (617) 494-0171





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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On February 11, 2004, Alkermes announced its financial results for the three months ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ALKERMES, INC.


Date:  February 11, 2004        By: /s/ James M. Frates
                                    -----------------------------------
                                    James M. Frates
                                    Vice President, Chief Financial Officer and
                                    Treasurer







                                  EXHIBIT INDEX


       Exhibit No.        Description of Exhibit
       -----------        ----------------------

       99.1               Press Release of the Company, dated February 11, 2004


                                       2